EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 30, 2015, is by and among FIRST CASH FINANCIAL SERVICES, INC., a Delaware corporation (the “Borrower”), the “New Subsidiaries” identified on the signature pages hereto (each a “New Subsidiary” and collectively, the “New Subsidiaries”), certain Subsidiaries of the Borrower party hereto (together with the New Subsidiaries, collectively, the “Loan Guarantors”), the lenders identified on the signature pages hereto as the Existing Lenders (the “Existing Lenders”), the lender identified on the signature page hereto as the New Lender (the “New Lender”, and together with the Existing Lenders, the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Loan Guarantors party thereto, the Existing Lenders and the Agent are parties to that certain Credit Agreement, dated as of February 5, 2014 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment Effective Date” means October 30, 2015.

“Senior Notes” means those certain 6.75% Senior Notes due 2021 issued by the Borrower to the holders thereof pursuant to that certain Indenture, dated as of March 24, 2014, between the Borrower, the guarantors party thereto and BOKF, NA dba Bank of Texas, as trustee and any additional notes issued by the Borrower pursuant to such Indenture in accordance with Section 6.11(q) of this Agreement.

1.2    Deleted Definition. The definition of “Change in Deferred Taxes” set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

1.3    Amendment to Definition of Aggregate Commitment. The definition of Aggregate Commitment set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Aggregate Commitment” means the aggregate of the Commitments of all Lenders, as increased and/or reduced from time to time pursuant to the terms hereof, which as of the First Amendment Effective Date shall be equal to Two Hundred and Ten Million and no/100 Dollars ($210,000,000.00).
1.4    Amendment to Definition of Aggregate Revenue Threshold. The definition of Aggregate Revenue Threshold set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Aggregate Revenue Threshold” means an amount equal to eighty-five percent (85%) of the total consolidated revenue and eighty-five percent (85%) of Consolidated Total Assets, in each case, of the Borrower and its Domestic Subsidiaries for the most recent fiscal quarter as shown on the financial statements most recently delivered or required to be delivered pursuant to Section 6.1.

1.5    Amendment to Definition of Fixed Charge Coverage Ratio. The definition of Fixed Charge Coverage Ratio set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Fixed Charge Coverage Ratio” means, for each compliance reporting period, for the preceding four (4) fiscal quarters, the ratio of (y) Consolidated Net Income plus Consolidated Interest Expense paid in cash plus Consolidated Rentals less cash dividends less Stock Repurchases to (z) Current Maturities of Long Term Debt plus Consolidated Interest Expense, plus Consolidated Rentals.

1.6    Amendment to Definition of LIBO Rate. The definition of LIBO Rate set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end of such definition: “Notwithstanding the foregoing, for purposes of this Agreement, the LIBO Rate shall in no event be less than 0% at any time.”

1.7    Amendment to Definition of Maturity Date. The definition of Maturity Date set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means October 30, 2020.

1.8    Amendment to Section 6.11. Section 6.11 of the Credit Agreement is hereby amended by amending and restating clause (q) in such Section in its entirety to read as follows:

(q) Additional Unsecured Senior Debt of the Borrower or any of its Subsidiaries consisting of the Senior Notes and Permitted Refinancings thereof and Foreign Third Party Loans and Permitted Refinancings thereof; provided that prior to the incurrence thereof, the Borrower has delivered to the Agent a Compliance Certificate which indicates that, on a pro forma basis after taking into account the incurrence of such Additional Unsecured Senior Debt and the use of the proceeds thereof, (A) there shall occur no Default or Unmatured Default and (B) the Borrower and its Subsidiaries are in pro forma compliance with the financial covenants in Section 6.19,

1.9    Amendment to Schedule 2. The schedule attached as Schedule 2 to this Amendment shall replace Schedule 2 to the Credit Agreement.

ARTICLE II
NEW SUBSIDIARY JOINDER

2.1    New Subsidiary Joinder. Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and the other applicable Loan Documents, including without limitation (a) all of the covenants set forth in Article VI of the Credit Agreement and (b) all of the guaranty obligations set forth in Article XVI of the Credit Agreement. Each New Subsidiary hereby represents and warrants as to itself that all representations and warranties contained Article V of the Credit Agreement are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) with respect to such New Subsidiary. Without limiting the generality of the foregoing terms of this Section 2.1, each New Subsidiary, subject to the limitations set forth in Section 16.10 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Agent and the Lenders, as provided in Article XVI of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

2.2    Pledge Agreement.    Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such New Subsidiary will be deemed to be a party to the Pledge Agreement, and shall have all the rights and obligations of a “Pledgor” (as such term is defined in the Pledge Agreement) thereunder as if it had executed the Pledge Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this Section 2.2, each New Subsidiary hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of such New Subsidiary in and to the Pledged Collateral (as such term is defined in Section 2 of the Pledge Agreement).

2.3    Receipt of Loan Documents. Each New Subsidiary acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and the Pledge Agreement and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement and the Pledge Agreement are hereby supplemented (to the extent permitted under the Credit Agreement or Pledge Agreement) to reflect the information shown on the attached Schedule A.

2.4    PATRIOT Act Information. The information on Schedule B to this Amendment is true and correct as of the date hereof and the address of each New Subsidiary for purposes of Section 13.1 of the Credit Agreement is set forth on the attached Schedule B.

2.5    Effectiveness of Loan Documents. The Borrower confirms that the Credit Agreement is, and upon each New Subsidiary becoming a Loan Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon each New Subsidiary becoming a Loan Guarantor the term “Guaranteed Obligations,” as used in the Credit Agreement, shall include all obligations of such New Subsidiary under the Credit Agreement and under each other Loan Document.

ARTICLE III
NEW LENDER JOINDER AND EXISTING COMMITMENTS

3.1    Joinder. Upon execution of this Amendment, the New Lender shall be a party to the Credit Agreement (as amended by this Amendment) and have all of the rights and obligations of a Lender thereunder and under the other Loan Documents. The New Lender (a) represents and warrants that it is legally authorized to enter into this Amendment and this Amendment is the legal, valid and binding obligation of the New Lender, enforceable against it in accordance with its terms; (b) confirms that it has received a copy of the Credit Agreement, this Amendment and all of the Annexes, Exhibits and Schedules thereto, together with copies of the financial statements delivered pursuant to Section 6.1 of the Credit Agreement, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (c) agrees that it will, independently and without reliance upon the Existing Lenders, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as amended by this Amendment), the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (d) agrees that it will be bound by the provisions of the Credit Agreement (as amended by this Amendment) and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement (as amended by this Amendment) are required to be performed by it as a Lender. The Commitment of the New Lender after giving effect to this Amendment shall be as set forth on Annex A to the Credit Agreement as amended hereby.

3.2     Loan Party Agreement. Each of the Loan Parties agrees that, as of the Amendment Effective Date, the New Lender shall (a) be a party to the Credit Agreement and the other Loan Documents (as applicable), (b) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

3.3     Notices. The applicable address, facsimile number and electronic mail address of the New Lender for purposes of Section 13.1 of the Credit Agreement are as set forth in the Administrative Questionnaire delivered by the New Lender to the Agent on or before the Amendment Effective Date or to such other address, facsimile number and electronic mail address as shall be designated by the New Lender in a notice to the Agent.

3.4     Commitments.     Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, pursuant to Section 2.24 of the Credit Agreement, Aggregate Commitment (as in effect prior to the date hereof) shall be increased by an aggregate principal amount equal to $50,000,000. Each of the parties hereto agrees that, after giving effect to this Amendment, the revised Commitment of each Lender (as of the Amendment Effective Date) shall be as set forth on Annex A attached hereto. In connection with this Amendment, the outstanding Loans and participation interests in existing Letters of Credit shall be reallocated by causing such fundings and repayments (which shall not be subject to any processing and/or recordation fees) among the Lenders of the Loans as necessary such that, after giving effect to increases to this Amendment, each Lender will hold Loans based on its Commitment (after giving effect to such increases). The Borrower shall be responsible for any costs arising under Section 3.4 of the Credit Agreement resulting from such reallocation and repayments.

ARTICLE IV
CONDITIONS TO EFFECTIVENESS

4.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Agent):

(a)    Executed Amendment. The Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties (including, without limitation, the New Subsidiaries), the Lenders and the Agent.

(b)    Default. After giving effect to this Amendment, no Default or Unmatured Default shall exist.

(c)    Fees and Expenses. The Agent shall have received from the Borrower such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(d)    Loan Party Documents. The Loan Parties (including, without limitation, the New Subsidiaries) shall have furnished to the Agent:

(i)
Either (x) a certificate of an officer of each Loan Party certifying that the articles or certificate of incorporation of each Loan Party have not been amended, restated or otherwise modified since the Closing Date or (y) copies of the articles or certificate of incorporation of each Loan Party, together with all amendments, each certified by the appropriate governmental officer in such Loan Party’s jurisdiction of incorporation to the extent such documents have been amended since the Closing Date.

(ii)
For each Loan Party its Board of Directors’ resolutions and of resolutions or actions of any other body authorizing the execution of this Amendment and any other Loan Documents to which such Loan Party is a party and either (x) a certificate of an officer of each Loan Party certifying that its by-laws have not been amended, restated or otherwise modified since the Closing Date or (y) copies of its by-laws to the extent such document has been amended since the Closing Date.

(iii)
An incumbency certificate, executed by the Secretary or Assistant Secretary of each Loan Party, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of such Loan Party authorized to sign the Amendment and any other Loan Documents to which such Loan Party is a party, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by such Loan Party.

(iv)	Certificates of good standing, existence or its equivalent with respect to each Loan Party certified as of a recent date by the appropriate

Governmental Authorities of the state of incorporation or organization and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect.

(v)
An opinion or opinions (including, if requested by the Agent, local counsel opinions) of counsel for the Loan Parties dated the date hereof and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent (which shall include, without limitation, opinions with respect to the due organization and valid existence of each such Loan Party and opinions as to the non-contravention of such Loan Party’s organizational documents).

ARTICLE V
MISCELLANEOUS

5.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

5.2    Representations and Warranties of Loan Parties. Each of the Loan Parties (including, without limitation, each New Subsidiary) represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)    At the time of and immediately after giving effect to this Amendment, the representations and warranties contained in Article V of the Credit Agreement shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case described in clauses (i) and (ii) above, on and as of the date of this Amendment as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date.

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or Unmatured Default.

(f)    The Obligations and Guaranteed Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

5.3    Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations and Guaranteed Obligations.

5.4    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

5.5    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of the Agent’s legal counsel.

5.6    Further Assurances. The Loan Parties (including, without limitation, the New Subsidiaries) agree to promptly take such action, upon the reasonable request of the Agent, as is necessary to carry out the intent of this Amendment.

5.7    Entirety. This Amendment and the other Loan Documents embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

5.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original.

5.9    No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

5.10    CHOICE OF LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

5.11    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.12    Consent to Jurisdiction; Waiver of Jury Trial. The terms of Sections 15.2 and 15.3 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	FIRST CASH FINANCIAL SERVICES, INC.

By:
Name: Rick L. Wessel
Title: President

LOAN GUARANTORS:	COLLEGE PARK JEWELERS, INC.,
a Maryland corporation

By:
Name: Rick L. Wessel
Title: President

FAMOUS PAWN, INC.,
a Maryland corporation

By:
Name: Rick L. Wessel
Title: President

FCFS CO, INC.,
a Colorado corporation

By:
Name: Rick L. Wessel
Title: President

FIRST CASH CORP.,
a Delaware corporation

By:
Name: Rick L. Wessel
Title: President

LOAN GUARANTORS (CONT’D):	FIRST CASH CREDIT, LTD.,
a Texas limited partnership

By: FIRST CASH CREDIT MANAGEMENT, L.L.C.,
its General Partner

By:
Name: R. Douglas Orr
Title: Manager

FIRST CASH, LTD.,
a Texas limited partnership

By: FIRST CASH MANAGEMENT, L.L.C.,
its General Partner

By:
Name: Rick L. Wessel
Title: Manager

FIRST CASH CREDIT MANAGEMENT, L.L.C.,
a Texas limited liability company

By:
Name: R. Douglas Orr
Title: Manager

FIRST CASH MANAGEMENT, L.L.C.,
a Delaware limited liability company

By:
Name: Rick L. Wessel
Title: Manager

KING PAWN, INC.,
a Maryland corporation

By:
Name: Rick L. Wessel
Title: President

LOAN GUARANTORS (CONT’D):	LTS, INCORPORATED,
a Colorado corporation

By:
Name: Rick L. Wessel
Title: President

MARYLAND PRECIOUS METALS INC.,
a Maryland corporation

By:
Name: Rick L. Wessel
Title: President

MISTER MONEY -- RM, INC.,
a Colorado corporation

By:
Name: Rick L. Wessel
Title: President

NEW SUBSIDIARIES:	FCFS SC, INC.,
a South Carolina corporation

By:
Name: Rick L. Wessel
Title: President

FCFS NC, INC.,
a North Carolina corporation

By:
Name: Rick L. Wessel
Title: President

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent, an Existing Lender and a Lender

By:
Name:
Title:

EXISTING LENDERS:	BOKF, N.A. d/b/a Bank of Texas,
as a Lender

By:
Name:
Title:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

NEW LENDER:	LEGACYTEXAS BANK,
as a Lender

By:
Name:
Title: